Exhibit 10.19

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Agreement”), dated as of October 20, 2006, by and between SHC Michigan Avenue, LLC, a Delaware limited liability company (the “Borrower”), having an office at c/o Strategic Hotel Funding, L.L.C., 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601, and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (together with its successors and assigns, “Lender”), having an address at 388 Greenwich Street, New York, New York 10013.

WHEREAS, Borrower executed and delivered a Note dated as of October 6, 2006 for the benefit of Lender in the original principal amount of $120,000,000 (the “Note”);

WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of October 6, 2006, by and between Borrower and Lender, as amended by that Amendment to Loan and Security Agreement dated the date hereof between such parties (the “Loan Agreement”);

WHEREAS, Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Note and/or the Loan Agreement.

2.	From and after the date hereof, the Principal Amount of the Note shall be $121,000,000.

3.	All references to the Principal Amount contained in the Note shall be deemed to refer to the Principal Amount as amended by this Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

4.	Section 3(b) is hereby amended in its entirety to read as follows: “If this Note has not been prepaid in full on or before the Payment Date in April 2007, then on the Business Day after the Payment Date in April 2007, Borrower shall pay to Lender the Origination Fee.”

5.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

6.	All references in the Loan Documents to the “Note” shall mean the Note as hereby amended.

7.	This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

8.	This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

9.	This Agreement shall be governed by New York law, without regard to conflicts of law principles.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

SHC MICHIGAN AVENUE, LLC, a Delaware limited liability company

By:	/s/ Ryan M. Bowie
Name:	Ryan M. Bowie
Title:	Assistant Treasurer

[LENDER’S SIGNATURE APPEARS ON THE FOLLOWING PAGE]

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:	/s/ Amir Kornblum
Name:	Amir Kornblum
Title:	Authorized Signatory

CONSENT OF SPONSOR AND OPERATING LESSEE

Each of the undersigned hereby acknowledges and consents and agrees to the foregoing Agreement.

SPONSOR:

DTRS MICHIGAN AVENUE/CHOPIN PLAZA, LP, a Delaware limited partnership

By:	/s/ Ryan M. Bowie
Name:	Ryan M. Bowie
Title:	Assistant Treasurer

INTERCONTINENTAL FLORIDA LIMITED PARTNERSHIP, a Delaware limited partnership

By:	/s/ Ryan M. Bowie
Name:	Ryan M. Bowie
Title:	Assistant Treasurer

CIMS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	/s/ Ryan M. Bowie
Name:	Ryan M. Bowie
Title:	Assistant Treasurer

OPERATING LESSEE:

DTRS InterContinental Chicago, LLC, a Delaware limited liability company

By:	/s/ Ryan M. Bowie
Name:	Ryan M. Bowie
Title:	Assistant Treasurer